Exhibit 10.5
EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Amendment No. 4 to Credit Agreement, dated as of July 24, 2020 (this “Amendment”), to that certain Credit Agreement, dated as of August 1, 2017 (as amended or supplemented, as applicable, by each of that certain Waiver to Credit Agreement, dated as of October 6, 2017, that certain Credit Agreement Supplement, dated as of September 11, 2017, that certain Waiver to Credit Agreement, dated as of December 1, 2017, that certain Waiver to Credit Agreement, dated as of May 30, 2018, Amendment No. 1 to Credit Agreement dated as of July 13, 2018, that certain Amendment No. 2 to Credit Agreement, dated as of November 1, 2018 and that certain Amendment No. 3 to Credit Agreement dated as of December 20, 2019, the “Credit Agreement”, capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), among GTCR-Ultra Holdings II, LLC, a Delaware limited liability company (“Holdings”); GTCR-Ultra Holdings III, LLC, a Delaware limited liability company (the “Borrower”); the other Loan Parties party thereto; the lenders party thereto from time to time (the “Lenders”), and Antares Capital LP (“Antares Capital”), as administrative agent and as collateral agent (in such capacities, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders party hereto (which together constitute all of the Lenders), subject to the terms and conditions set forth herein, have agreed to amend the Credit Agreement as hereinafter set forth;

WHEREAS, the Loan Parties party hereto have appointed (i) Antares Capital to act as amendment lead left arranger in respect of this Amendment (acting in such capacity, the “Amendment Lead Left Arranger”) and Antares Capital has accepted such appointment and (ii) each of Antares Capital and Barclays Bank PLC to act as joint lead arrangers in respect of this Amendment and each of Antares Capital and Barclays Bank PLC has accepted such appointment; and

WHEREAS, each of the Lenders party hereto (which together constitute all of the Lenders) has approved in its sole discretion the extension of the “Revolving Maturity Date” and the “Term Maturity Date” and other changes to the Credit Agreement, in each case, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

The Credit Agreement is, effective as of the Amendment No. 4 Effective Date (as defined below in Section 2), and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)    Section 1.01 is amended by adding the following definitions in appropriate alphabetical order:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Amendment No. 4” means that certain Amendment No. 4 to Credit Agreement, dated as of July 24, 2020, among Holdings, Borrower, each other Loan Party, the Lenders party thereto and the Administrative Agent.

“Amendment No. 4 Effective Date” means the “Amendment No. 4 Effective Date” as defined in Amendment No. 4.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or
(c)any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Market Capitalization” means an amount equal to (a) the total number of issued and outstanding shares of common Equity Interests of the IPO Entity on such date multiplied by (b) the arithmetic average of the closing price per share of such common Equity Interests on the principal securities exchange on which such common Equity Interests were traded (as listed on Bloomberg or another publicly available source as reasonably determined by the Borrower) for the 30 consecutive trading days immediately preceding the date of declaration of such Restricted Payment.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(b)     Section 1.01 is amended by deleting the reference to “35%” in clause (c) of the definition of “Change in Control” and inserting “50%” in lieu thereof;

(c)     Section 1.01 is amended by deleting the reference to “$20,000,000” in the definition of “Consolidated Senior Secured First Lien Net Indebtedness” and inserting “$50,000,000” in lieu thereof;

(d)     Section 1.01 is amended by deleting the reference to “$20,000,000” in the definition of “Consolidated Senior Secured Net Indebtedness” and inserting “$50,000,000” in lieu thereof;

(e)    Section 1.01 is amended by deleting the reference to “$20,000,000” in the definition of “Consolidated Total Net Indebtedness” and inserting “$50,000,000” in lieu thereof;

(f)    Section 1.01 is amended by amending and restating the definition of “IPO” in its entirety as follows:

“IPO” means (a) the initial underwritten public offering (other than a public offering pursuant to a registration statement on Form S-8) of common Equity Interests in the IPO Entity or (b) the consummation of any merger, contribution, equity purchase or similar reorganization transaction or series of transactions resulting in the combination of Holdings (or a Holdings Parent) and any shell company (as defined under Rule 12b-2 of the Exchange Act) identified to the Lenders prior to the Amendment No. 4 Effective Date; provided, that (i) such shell company shall have been formed for the primary purpose of consummating a business combination, (ii) such shell company shall have registered one or more classes of its equity securities pursuant to Section 12(b) of the Exchange Act and (iii) such merger, contribution, equity purchase or similar reorganization transaction or series of transactions shall have been consummated on or prior to the date that is twelve (12) months after the Amendment No. 4 Effective Date (any “IPO” pursuant to this clause (b), an “Alternative IPO”).

(g)    Section 1.01 is amended by deleting the reference to “August 1, 2022” in the definition of “Revolving Maturity Date” and inserting “July 24, 2025” in lieu thereof;

(h)    Section 1.01 is amended by deleting the reference to “August 1, 2024” in the definition of “Term Maturity Date” and inserting “August 1, 2027” in lieu thereof;

(i)    Section 1.01 is amended by amending and restating the definition of “Write-Down and Conversion Powers” in its entirety as follows:

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule., and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(j)    Section 2.11(a)(i) is amended and restated in its entirety as follows:

(a) (i) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty; provided, that in the event that, on or prior to the date that is fifteen (15) months after the Amendment No. 4 Effective Date, the Borrower (1) makes a voluntary prepayment in connection with any Repricing Transaction or (2) effects any amendment to this Agreement resulting in a Repricing Transaction, other than, in each case, any such prepayment made in connection with (A) a Change in Control or (B) a Transformative Event, then the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders holding Initial Term Loans, a prepayment premium of 1.00% of the principal amount of the Initial Term Loans so prepaid or assigned.

(k)    Section 2.12(e) is amended to become Section 2.12(f) and a new Section 2.12(e) is added as follows:

(e) Within three (3) Business Days of the occurrence of any Alternative IPO, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender that delivered an executed signature page to Amendment No. 4, an IPO fee equal to 0.50% of the aggregate principal amount of Term Loans and Revolving Commitments held by such Lender outstanding immediately before the Amendment No. 4 Effective Date.

(l)Section 6.07(a)(vii)(B) is amended by deleting the reference to “$500,000” and inserting “$1,500,000” in lieu thereof;

(m)Section 6.07(a)(xiii) is amended and restated in its entirety as follows:

13.so long as no Event of Default shall have occurred and be continuing at the time of such Restricted Payment, one or more Restricted Payments in an aggregate amount up to $15,000,000 made in connection with an Alternative IPO to the extent made prior to, or on a substantially concurrent basis with, the consummation of an Alternative IPO to the extent such Restricted Payments are made solely from excess cash on hand of the Borrower and its Subsidiaries;

(n)    Section 6.07(a)(xiv) is amended and restated in its entirety as follows:

13.so long as no Event of Default shall have occurred and be continuing at the time of the declaration of such Restricted Payment, the declaration and payment of Restricted Payment in an amount in any calendar year not to exceed, in the aggregate with all other Restricted Payments made pursuant to this Section 6.07(a)(xiv) in such calendar year, 1.0% of Market Capitalization as determined on the date of the declaration of such Restricted Payment;

(o)    Section 6.11 is amended and restated in its entirety as follows: SECTION 6.11 Financial Performance Covenant.
Except with the consent of the Required Lenders, Holdings will not permit the Senior Secured First Lien Net Leverage Ratio as of the end of any fiscal quarter ending on any date set forth in the table below, to exceed the applicable ratio set forth in the table below opposite such date; provided, that if at such time the Loan Parties shall have incurred any Indebtedness secured on a junior lien basis by the Collateral in an aggregate principal amount in excess of $25,000,000, then Holdings agrees that the Financial Performance Covenant shall be amended on terms reasonably acceptable to the Administrative Agent to replace references herein to the “Senior Secured First Lien Net Leverage Ratio” to “Senior Secured Net Leverage Ratio” and to replace the applicable Senior Secured First Lien Net Leverage Ratios set forth opposite each Test Period occurring thereafter with Senior Secured Net Leverage Ratios set at least a 35% cushion to the Consolidated EBITDA levels set forth in the Sponsor Model:

Test Period	Senior Secured First Lien Net Leverage Ratio
June 30, 2020	7.25 to 1.00
September 30, 2020	7.25 to 1.00
December 31, 2020	7.25 to 1.00
March 31, 2021	7.25 to 1.00
June 30, 2021	7.25 to 1.00
September 30, 2021	7.25 to 1.00
December 31, 2021	7.25 to 1.00
March 31, 2022	7.25 to 1.00
June 30, 2022	7.25 to 1.00
September 30, 2022	7.25 to 1.00
December 31, 2022	7.25 to 1.00
March 31, 2023 and thereafter	6.75 to 1.00

(p)    Section 9.13 is amended and restated in its entirety as follows:

Each Lender that is subject to the USA PATRIOT Act and the Beneficial Ownership Regulation, and the Administrative Agent (for itself and not on behalf of any Lender), hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party, a Beneficial Ownership Certification and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act and the Beneficial Ownership Regulation.

(q)    Section 9.20 is amended and restated in its entirety as follows:

Section 9.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

(r)    A new Section 9.21 is hereby added as follows: Section 9.21 Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement;

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement;

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84- 14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

(s)    A new Section 9.22 is hereby added as follows:

Section 9.22 Acknowledgement Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.

(b)    As used in this Section 9.22, the following terms have the following meanings:

“BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” shall mean any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SECTION 2. CONDITIONS PRECEDENT TO THE AMENDMENT NO. 4 EFFECTIVE DATE

The amendments set forth in Section 1 hereof shall become effective on the date on which each of the following conditions is satisfied (such date, the “Amendment No. 4 Effective Date”):

(a)the Administrative Agent (or its counsel) shall have received counterparts of this Amendment, duly executed by (i) each Loan Party, (ii) all Lenders as of the date hereof and (iii) the Administrative Agent;

(b)the Administrative Agent shall have received a copy of (i) each Organizational Document of each Loan Party relating to it certified, to the extent applicable, as of a recent date by the applicable Governmental Authority or certifying that there has been no change since the Amendment No. 3 Effective Date, (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party executing the Loan Documents to which it is a party, (iii) copies of resolutions of the Board of Directors of each Loan Party approving and authorizing the execution, delivery and performance of Loan Documents to which it is a party, certified as of the Effective Date by a secretary, an assistant secretary or a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment and (iv) a good standing certificate (to the extent such concept exists in the jurisdiction of incorporation, organization or formation of such Loan Party) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation;

(c)the Borrower shall have paid (or caused to be paid) to the Administrative Agent and the Amendment Lead Left Arranger, as applicable, all fees due to the Administrative Agent or the Amendment Lead Left Arranger, as applicable, in connection with this Amendment and all expenses required to be paid or reimbursed to the Administrative Agent that have been invoiced at least two Business Days (or such shorter period reasonably agreed by the Borrower) prior to the Amendment No. 4 Effective Date;

(d)the Borrower shall have paid (or caused to be paid) to the Administrative Agent, for the ratable account of each Lender that delivers an executed signature page hereto, an amendment fee equal to 1.00% of the aggregate principal amount of Term Loans and Revolving Commitments held by such Lender outstanding immediately before the Amendment No. 4 Effective Date;

(e)the Administrative Agent shall have received a favorable customary written opinion with respect to the Amendment of (i) Kirkland & Ellis LLP, in its capacity as counsel for Loan Parties and (ii) a law firm in its capacity as Ohio counsel for the Loan Parties, in each case, dated as of the Amendment No. 4 Effective Date, addressed to the Administrative Agent and the Lenders;

(f)each of the representations and warranties contained in Section 3 below shall be true and correct in all material respects on and as of the Amendment No. 4 Effective Date;

(g)the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or in all respects to the extent already qualified by materiality) on and as of the date of the Amendment No. 4 Effective Date; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date;

(h)at the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

(i)the Administrative Agent (or its counsel) shall have received a certificate signed by a Responsible Officer of Holdings certifying as to the matters specified in clauses (f), (g) and
(h)above.

SECTION 3. REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into the amendment contained herein, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)    Each of this Amendment and the Credit Agreement (as amended hereby) constitutes legal, valid and binding obligation of the Loan Parties signatory hereto, as the case may be, enforceable against it in accordance with its terms, subject to applicable Debtor Relief Laws and any other applicable bankruptcy, insolvency, reorganization, moratorium, examinership or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)    Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Credit Agreement (as amended hereby).

SECTION 4. MISCELLANEOUS

(a)Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

(b)Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(c)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(d)Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(e)Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING AMENDMENT AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(e).

(f)Fees and Expenses. The Borrower agrees to pay all reasonable and documented out-of- pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the reasonable and documented out-of-pocket fees and disbursements of counsel to the Administrative Agent in an amount not to exceed an amount to be separately agreed.

(g)Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).

(h)Incorporation by Reference. This Amendment shall be subject to the following Sections of the Credit Agreement, as if set forth herein in their entirety: Sections 9.07. 9.09. 9.10.
9.12 and 9.15.

(i)Effects of this Amendment.

i.On the Amendment No. 4 Effective Date, the Credit Agreement will be automatically amended to reflect the amendment thereto provided for in this Amendment. Once the Amendment No. 4 Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement (as amended hereby).

ii.Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrowers other than pursuant to the strict terms of the Credit Agreement (as amended hereby) and the other Loan Documents.

iii.Reaffirmation of Obligations: No Novation. Each of the Loan Parties hereby consents to this Amendment and hereby (A) ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the Amendment No. 4 Effective Date as amended hereby and hereby reaffirms its obligations (including the Obligations) under each Loan Document to which it is a party as amended hereby, (B) confirms and agrees that the pledge and security interest in the Collateral (as defined in the Collateral Agreement) granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (C) acknowledges and agrees that such pledge and security interest in the Collateral (as defined in the Collateral Agreement) granted by it pursuant to such Collateral Documents shall continue to secure the Obligations, as amended or otherwise affected hereby. This Amendment amends the Credit Agreement. As such, this Amendment represents in part a renewal of, and is issued in substitution and exchange for, and not in satisfaction or novation of, the “Obligations” under the Credit Agreement. The “Obligations” under the Credit Agreement are continuing Obligations of the Loan Parties, and nothing herein shall be construed to deem such “Obligations” paid, or to release or terminate any Lien or security interest given to secure such “Obligations” or any guaranty thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

GTCR-ULTRA HOLDINGS II, LLC
as Holdings

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: President and Chief Executive Officer

GTCR-ULTRA HOLDINGS III, LLC
as Borrower

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: President and Chief Executive Officer

GTCR-ULTRA INTERMEDIATE HOLDINGS, INC.
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: President and Chief Executive Officer

PAYA, INC.
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: President and Chief Executive Officer

PAYA EFT, INC.
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: President and Chief Executive Officer

PAYA VERTICAL SOFTWARE LLC
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: President and Chief Executive Officer

STEWARDSHIP TECHNOLOGY, INC.
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: President and Chief Executive Officer

FIRST MOBILE TRUST, LLC
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: President and Chief Executive Officer

FBS FIRST MOBILE, LLC
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: President and Chief Executive Officer

ANTARES CAPITAL LP
as Administrative Agent

By: /s/ Kevin Mihelic
Name: Kevin Mihelic
Title: Duly Authorized Signatory